UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2015

FEDEX CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-15829

Delaware	62-1721435
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

942 South Shady Grove Road, Memphis, Tennessee	38120
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 818-7500

FEDERAL EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number 1-7806

Delaware	71-0427007
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3610 Hacks Cross Road, Memphis, Tennessee	38125
(Address of principal executive offices)	(ZIP Code)

Registrant’s telephone number, including area code: (901) 369-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS.

Item 1.01.    Entry into a Material Definitive Agreement.

On November 13, 2015, FedEx Corporation (“FedEx”), as borrower, entered into a $1.75 billion five-year credit agreement (the “New Credit Agreement”) with a syndicate of banks and other financial institutions (the “Lenders”), including JPMorgan Chase Bank, N.A., individually and as administrative agent, Bank of America, N.A., individually and as syndication agent, Citibank, N.A. and The Bank of Nova Scotia, each individually and as a co-documentation agent.  The syndicate of Lenders was arranged by J.P. Morgan Securities LLC, Merrill Lynch, Piece, Fenner & Smith Incorporated, Citigroup Global Markets Inc. and The Bank of Nova Scotia, as joint lead arrangers and joint bookrunners.

The New Credit Agreement combined and replaced the $1 billion Five-Year Credit Agreement dated as of April 26, 2011, as amended by the First Amendment dated as of March 1, 2013, among FedEx, JPMorgan Chase Bank, N.A., individually and as administrative agent, and certain lenders (the “Terminated Credit Agreement”) and the Letter of Credit Agreement dated as of April 26, 2011, as amended by Amendment No. 1 to the Letter of Credit Agreement dated as of March 1, 2013, among FedEx, Bank of America, N.A., individually and as administrative agent and certain banks (the “Terminated Letter of Credit Agreement” and together with the Terminated Credit Agreement, the “Terminated Agreements”).  The Terminated Agreements were terminated effective November 13, 2015.

The New Credit Agreement provides the terms under which the Lenders will make available to FedEx an unsecured multi-currency revolving credit facility in an aggregate amount of up to $1.75 billion, including a $500 million sub-limit for letters of credit.  FedEx may elect to increase the aggregate amount available under the facility to up to a total of $2.0 billion. Borrowings under the New Credit Agreement may be used for FedEx’s general corporate purposes, including acquisitions.  As of November 13, 2015, FedEx had not made any cash borrowings under the New Credit Agreement, but had rolled over $318,356,080 in outstanding letters of credit issued under the Terminated Letter of Credit Agreement into the New Credit Agreement.

The Lenders’ commitments under the New Credit Agreement will terminate on November 13, 2020 (the “Maturity Date”), unless terminated earlier by FedEx or by the administrative agent upon an event of default.  FedEx’s obligations under the New Credit Agreement are guaranteed by the same FedEx subsidiaries that guarantee FedEx’s outstanding public debt securities.

Loans under the New Credit Agreement denominated in U.S. Dollars will bear interest at a rate per year generally equal to, at FedEx’s election, either:

•                  the greater of (a) the administrative agent’s announced prime rate, (b) the federal funds effective rate plus 0.5%, and (c) the adjusted London Interbank Offered Rate (“LIBO Rate”) for a one-month interest period plus 1.0%, plus the applicable margin for such loans (“ABR Loans”); or

•                  the LIBO Rate for the selected term, plus the applicable margin for such loans (“Eurodollar Loans”).

Loans under the New Credit Agreement denominated in Pounds Sterling will be classified as Eurodollar Loans, while Loans under the New Credit Agreement denominated in Euros will bear interest at a rate per year based upon, at FedEx’s election, the rate of deposits for one, two, three or six months as determined by the Banking Federation of the European Union (“EURIBOR Loans”).

Letters of Credit issued under the New Credit Agreement will be assessed a fee based upon the applicable margin charged for Eurodollar Loans. In addition, FedEx will pay the issuing banks under the New Credit Agreement a fronting fee of 0.125% per year on the undrawn and unexpired amount of each issued Letter of Credit.

FedEx will also pay commitment fees on the average daily undrawn amount of the facility.  The applicable margin for loans and the applicable commitment fees will vary depending upon FedEx’s senior unsecured non-credit-enhanced long-term debt ratings.  For example, based upon FedEx’s current ratings of BBB (Standard & Poor’s) and Baa1 (Moody’s Investors Service), the applicable margin for ABR Loans would be 0.0%, the applicable margin for Eurodollar Loans would be 1.0%, the applicable margin for EURIBOR Loans would be 1.0% and the applicable commitment fee rate is 0.125% per year on undrawn commitments.

The New Credit Agreement contains customary affirmative and negative covenants, as well as customary events of default.  The financial covenant in the New Credit Agreement requires FedEx to maintain at the end of each fiscal quarter a ratio of consolidated total debt (short-term and long-term debt, including the current portion of such long-term debt) to consolidated EBITDA (less certain non-cash items and as at the last day of any period of four consecutive fiscal quarters) that does not exceed 3.5 to 1.0.

Certain of the Lenders, as well as certain of the lenders under the Terminated Agreements, and their affiliates engage in transactions with, and perform services for, FedEx and its affiliates in the ordinary course of business and have engaged, and may in the future engage, in other commercial banking transactions and investment banking, financial advisory and other financial services transactions with FedEx and its affiliates.

The foregoing description of the New Credit Agreement is qualified in its entirety by reference to the full text of the New Credit Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 1.02.    Termination of a Material Definitive Agreement.

The information set forth above under Item 1.01 regarding the Terminated Credit Agreement is hereby incorporated by reference into this Item 1.02.

SECTION 2.  FINANCIAL INFORMATION.

Item 2.03.                      Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.                      Financial Statements and Exhibits.

(d)                     Exhibits.

Exhibit
Number	Description

99.1	Five-Year Credit Agreement dated as of November 13, 2015, among FedEx Corporation, JPMorgan Chase Bank, N.A., individually and as administrative agent, and certain lenders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

FedEx Corporation

Date: November 18, 2015	By:	/s/ Michael C. Lenz
Michael C. Lenz
Corporate Vice President and Treasurer

Federal Express Corporation

Date: November 18, 2015	By:	/s/ Elise L. Jordan
Elise L. Jordan
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Five-Year Credit Agreement dated as of November 13, 2015, among FedEx Corporation, JPMorgan Chase Bank, N.A., individually and as administrative agent, and certain lenders.

E-1